UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported) March 10, 2006 (March 10, 2006)
QUOVADX, INC.
(Exact name of Registrant as Specified in its Charter)

Delaware	000-29273	85-0373486

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
7600 E. Orchard Road, Suite 300-S, Greenwood Village, CO 80111
(Address of Principal Executive Offices) (Zip Code)
Registrant’s telephone number, including area code: (303) 488-2019
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
During the first quarter of 2006, Company management expects to meet with current and potential investors to discuss the Company’s operational strategy, its products and services and the market opportunities in the industries it serves. The presentation that serves as the basis for these discussions, attached as exhibit 99.1, is taken from disclosures made in the Company’s Annual Report on Form 10-K for the year ended December 31, 2005 filed with the SEC on March 7, 2006, and from related disclosures by the Company’s management made during the publicly broadcast third-quarter earnings conference call held on March 7, 2006.
Exhibit 99.1 to this Form 8-K contains “non-GAAP financial measure(s)” as defined in Item 10 of Regulation S-K of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The non-GAAP financial measures are EBITDA for the quarters ended December 31, September 30, June 30, and March 31, 2005, and December 31, 2004 and for the years ended December 31, 2005 and 2004 and Days Sales Outstanding (DSO) for the quarters ended December 31, and September 30, 2005 and December 31, 2004. These measures should be should be viewed in addition to, and not as an alternative for, the Company’s reported results prepared in accordance with Generally Accepted Accounting Principles in the United States (“GAAP”).
•	EBITDA is defined as earnings before interest, taxes, depreciation and amortization. Detailed reconciliations of EBITDA for as compared to the most directly similar GAAP financial measures, are presented in recent Forms 10Q and Forms 10K filed with the Securities and Exchange Commission (SEC) and available for review at the SEC’s Website at www.sec.gov under Quovadx, Inc.
Quovadx, Inc.
EBITDA Reconciliation
(in thousands)
(Unaudited)

	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	December 31,	September 30,	June 30,	March 31,	December 31,
	2005	2005	2005	2005	2004
GAAP net income (loss)	$409	$(1,698)	$(90)	$(1,509)	$(1,945)
Interest income	(379)	(72)	(104)	(100)	(60)
Depreciation & amortization	2,682	2,794	3,033	2,911	3,326
Gain on sale of assets	—	—	—	—	(446)
Income taxes	65	103	80	73	133
Asset impairments	—	—	—	—	413

EBITDA	$2,777	$1,127	$2,919	$1,375	$1,421

	Twelve Months Ended December 31,
	2005	2004
GAAP net income (loss)	$(2,888)	$(24,231)
Interest income	(655)	(310)
Depreciation & amortization	11,420	14,440
Gain on sale of assets	—	(1,981)
Income taxes	321	133
Asset impairments	—	7,529

EBITDA	$8,198	$(4,420)

•	Days Sales Outstanding is calculated as: net outstanding accounts and unbilled receivables at the end of the quarter divided by total revenue for the quarter, multiplied by 90.
The Company believes that such presentation provides useful information to management and to investors.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report of Form 8-K shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
(c) Exhibits.

Exhibit
Number	Exhibit
99.1	First Quarter 2006 Investor Relations Presentation
SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUOVADX, INC.
Date: March 10, 2006	/s/ Linda K. Wackwitz
Linda K. Wackwitz
Secretary

EXHIBIT INDEX

Exhibit
Number	Exhibit
99.1	First Quarter 2006 Investor Relations Presentation